UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Strategic Beta Emerging Markets Equity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Strategic Beta Emerging Markets Equity Fund

ANNUAL REPORT October 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Strategic Beta Emerging Markets Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Strategic Beta Emerging Markets Equity Fund (formerly, Dreyfus Strategic Beta Emerging Markets Equity Fund), covering the 12-month period from November 1, 2018 through October 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. This further buoyed fixed-income instrument prices. The Fed cut rates in July, September and October of 2019, for a total 75-basis-point reduction in the federal funds rate during the 12 months. Concerns about the pace of global economic growth also fueled demand for fixed-income instruments during much of the reporting period, resulting in positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
November 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through October 31, 2019, as provided by portfolio managers Peter D. Goslin, CFA and Syed A. Zamil, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2019, BNY Mellon Strategic Beta Emerging Markets Equity Fund’s (formerly, Dreyfus Strategic Beta Emerging Markets Equity Fund) Class A shares produced a total return of 6.62%, Class C shares returned 5.82%, Class I shares returned 6.99% and Class Y shares returned 6.93%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 11.86% for the same period.2

Emerging markets encountered pockets of volatility during the reporting period, but posted gains for the 12 months, due in part to continued accommodative monetary policies from major central banks and optimism regarding a U.S.-China trade resolution. The fund produced lower returns than the Index, mainly due to stock selection in the consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies organized or with their principal place of business, or a majority of assets or business, in emerging-market countries.

The fund’s portfolio managers use a proprietary methodology designed to rank and select stocks of emerging-market companies based on fundamental company information. In this manner, the portfolio managers employ a “strategic-beta” strategy to select and weight stocks for the fund’s portfolio, using characteristics other than market capitalization. The portfolio managers first weight each stock based on the company’s economic size, determined by a combination of accounting metrics, including sales, earnings before interest, taxation, depreciation and amortization (EBITDA), and net total payout (including dividends and share repurchases). Next, companies are ranked based on the quality and growth of their earnings. These metrics seek to identify high-quality companies with sustainable and growing earnings and consistency of performance relative to the stocks of emerging-market companies in general. A company’s sales, earnings quality and earnings growth contribute, in part, to its overall beta. The final step in the portfolio construction process is to exclude companies with the lowest expected performance based on the above metrics of earnings quality and earnings growth.

The fund’s portfolio managers manage risk by diversifying across companies and industries. The fund’s portfolio is rebalanced semiannually.

Markets Pivot on Central Bank and Trade Policy

Concerns over the U.S.-China trade dispute depressed Chinese asset prices early in the fourth quarter of 2018, but we saw a relief rally in November 2018, in the lead-up to the G20 meeting, from which a more constructive tone emerged. However, in December, global equities plumbed new lows for the year, as the tone of the U.S. Federal Reserve’s (the “Fed”) forward-looking commentary once again unnerved investors. Political concerns in developed

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

as well as emerging markets contributed to the broader malaise. However, emerging-market equities outperformed U.S. and broader developed markets toward the end of 2018, but they were not immune to the fourth-quarter pullback. China, in particular, suffered declines. In contrast, the first quarter of 2019 heralded a rebound in equity markets from the lows of late 2018. Despite fears over moderating economic growth in emerging markets and the world at large, markets rose on improving sentiment regarding the U.S.-China trade talks, although no agreement had been met by the end of the period. The market rise over the period is also attributable to interest-rate cuts by the Fed and some emerging-market central banks.

China, following a steady sell-off through 2018, was the best-performing major market in the first three months of 2019. However, third-quarter gross domestic product (GDP) growth fell, as both the domestic and export sides of the economy remained under pressure. China’s central bank cut large banks’ reserve-requirement ratios. The Indian market rallied through November 2018 and remained resilient in December, but lagged over the first quarter of 2019, despite a dramatic rise in March, as uncertainty weighed around upcoming elections—and a rising oil price added some pressure. Prime Minister Narendra Modi’s subsequent re-election was seen as a positive political development, but economic news generally disappointed, with the GDP growth rate softening in the latter half of the period. However, a series of interest-rate cuts, as inflationary pressures subsided, and a cut in corporate tax rates in September 2019 provided a market fillip. Brazil outperformed the wider emerging-market index over the review period, after the election of right-wing candidate Jair Bolsonaro to the presidency raised expectations of economic reform and greater stability. Brazil’s central bank also cut interest rates. Conversely, Argentina was the worst-performing market, with the country gripped by economic and political crisis, and with the government implementing currency controls to support the peso and stem currency outflows.

Fund Returns Driven by Security Selection

Stock selections within the consumer discretionary and industrials sectors contributed to the fund’s underperformance. The fund held an overweight to China Petroleum & Chemical during the reporting period, which was one of the largest detractors from relative results. The largest oil refiner in Asia saw its shares drop after an analyst downgrade. The company also announced a smaller-than-expected dividend payout. Investors are concerned by the potential for future regulations, which would cut refining margins. An underweight to Taiwan Semiconductor Manufacturing also was among the top overall detractors. An overweight to South Korea-based steel manufacturer POSCO also provided a headwind to results. This large steel producer experienced a drop in operating profits, which put downward pressure on the stock price. From a country perspective, other companies located in China and South Korea also weighed on relative results during the 12 months.

Conversely, the fund’s relative performance was helped during the reporting period by its positioning in the health care and communication services sectors. A holding in Russia-based gas company Gazprom was among the top individual contributors to performance. An overweight to the gas company helped returns, as the stock rose significantly after the company announced an increase in its dividend. An underweight to Chinese search-engine company Baidu also provided a tailwind to performance during the 12 months. The company’s stock price fell after analysts cut its price target. Slowing Chinese GDP growth also provided downward pressure on the price. A position in Taiwan-based Hon Hai Precision Industry was among the top-performing stocks. The company assembles consumer electronics, such as the iPhone. Its stock price rallied after a fourth-quarter profit that beat analyst estimates. From a country perspective, Russia and Chile were the two largest contributors for the reporting period.

A Model-Driven Strategy

We continue to position the portfolio based on our stock-selection model. Although we focus on the valuations, earnings quality and earnings momentum of individual companies and not broader macroeconomic or market trends, we believe that the long-term structural growth outlook for many emerging markets, particularly those in Asia, continues to be supported by demographics, technological innovation and government reforms. We continue to look for opportunities and names that fit our profile and are currently finding opportunities with companies within the energy and materials sectors, as well as in companies based in South Korea and Russia. Based on our model outputs, we have found fewer opportunities in consumer discretionary and financials companies, as well as companies located in China and Saudi Arabia.

November 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Strategic Beta Emerging Markets Equity Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class A, Class C and Class I shares of BNY Mellon Strategic Beta Emerging Markets Equity Fund on 9/15/14 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Strategic Beta Emerging Markets Equity Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Strategic Beta Emerging Markets Equity Fund on 9/15/14 (inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/19
	Inception Date	1 Year	5 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/15/14	0.51%	1.72%	0.86%
without sales charge	9/15/14	6.62%	2.93%	2.02%
Class C shares
with applicable redemption charge †	9/15/14	4.82%	2.12%	1.22%
without redemption	9/15/14	5.82%	2.12%	1.22%
Class I shares	9/15/14	6.99%	3.18%	2.28%
Class Y shares	9/15/14	6.93%	3.12%	2.22%
MSCI Emerging Markets Index	8/31/14	11.86%	2.93%	1.55%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 8/31/14 is used as the beginning value on 9/15/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Strategic Beta Emerging Markets Equity Fund from May 1, 2019 to October 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.00	$8.74	$3.76	$3.76
Ending value (after expenses)	$985.40	$982.30	$987.80	$987.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.09	$8.89	$3.82	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,021.42	$1,021.42

†Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2019

Description	Shares		Value ($)
Common Stocks - 86.1%
Argentina - .0%
Pampa Energia	700	[a]	10,899
Brazil - 5.2%
Ambev	27,900		120,769
Atacadao	2,700		12,919
B3 - Brasil Bolsa Balcao	7,150		86,306
Banco Bradesco	7,520		61,690
Banco do Brasil	6,800		81,403
Banco Santander Brasil	3,500		41,384
BB Seguridade Participacoes	6,700		56,717
BRF	6,100	[a]	53,707
CCR	3,900		16,143
Centrais Eletricas Brasileiras	1,100		10,889
Cia de Saneamento Basico do Estado de Sao Paulo	2,100		28,637
Cia Siderurgica Nacional	12,100		35,752
Cielo	17,000		31,792
Cogna Educacao	2,200		5,316
Cosan	3,400		48,747
Embraer	3,300		14,350
Engie Brasil Energia	1,250		14,026
Equatorial Energia	600		15,205
Hypera	400		3,433
IRB Brasil Resseguros	2,700		25,367
JBS	22,200		156,598
Klabin	300		1,198
Localiza Rent a Car	1,575		16,887
Lojas Renner	1,694		21,496
M Dias Branco	300		2,828
Multiplan Empreendimentos Imobiliarios	300		2,181
OdontoPrev	1,000		3,718
Petrobras Distribuidora	7,400		52,402
Porto Seguro	800		11,438
Raia Drogasil	400		10,967
Sul America	3,307		40,281
Suzano	1,791		14,643
Tim Participacoes	10,300		29,150
Ultrapar Participacoes	7,300		34,238
Vale	22,500		265,029
WEG	1,430		9,171
			1,436,777

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Cayman Islands - .1%
Trip.Com Group	600	[a]	19,794
Chile - 1.0%
AES Gener	12,585		2,698
Aguas Andinas, Cl. A	12,449		5,707
Banco de Chile	72,263		9,306
Banco de Credito e Inversiones	50		2,784
Banco Santander Chile	204,192		12,668
Cencosud	12,964		17,604
Cia Cervecerias Unidas	1,254		12,513
Colbun	46,936		8,098
Empresas CMPC	3,406		7,762
Empresas Copec	2,222		19,868
Enel Americas	728,857		136,120
Enel Chile	293,194		24,113
LATAM Airlines Group	1,438		15,900
			275,141
China - 18.0%
3SBio	500	[a,b]	935
AAC Technologies Holdings	800		5,207
Agile Property Holdings	12,000		16,233
Agricultural Bank of China, Cl. H	145,300		59,893
Air China, Cl. H	28,000		24,799
Alibaba Group Holding, ADR	800	[a]	141,336
Aluminum Corp. of China, Cl. H	40,300	[a]	11,983
Angang Steel, Cl. H	13,000		4,363
Anhui Conch Cement, Cl. H	11,500		68,904
ANTA Sports Products	3,200		31,363
AviChina Industry & Technology, Cl. H	5,600		2,651
BAIC Motor, Cl. H	49,500	[b]	30,827
Bank of China, Cl. H	643,200		263,487
Bank of Communications, Cl. H	108,200		74,012
Beijing Capital International Airport, Cl. H	3,600		3,414
CGN Power, Cl. H	70,800	[b]	18,432
China Cinda Asset Management, Cl. H	22,800		4,743
China CITIC Bank, Cl. H	62,000		36,001
China Coal Energy, Cl. H	72,000		28,760
China Communications Construction, Cl. H	78,800		60,036
China Communications Services, Cl. H	22,500		13,926
China Conch Venture Holdings	500		1,959
China Construction Bank, Cl. H	480,050		386,566
China Everbright Bank, Cl. H	10,000		4,607

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
China - 18.0% (continued)
China Evergrande Group	31,000	[a]	75,720
China Huishan Dairy Holdings	1,900	[a,c]	0
China Life Insurance, Cl. H	45,000		117,152
China Longyuan Power Group, Cl. H	21,500		11,634
China Medical System Holdings	1,200		1,632
China Merchants Bank, Cl. A	200		1,009
China Merchants Bank, Cl. H	17,900		85,663
China Minsheng Banking, Cl. H	58,500		40,986
China National Building Material, Cl. H	115,600		97,662
China Pacific Insurance Group, Cl. H	23,600		85,835
China Petroleum & Chemical, Cl. H	280,800		161,257
China Railway Construction, Cl. H	54,700		59,894
China Railway Group, Cl. H	88,200		53,240
China Resources Pharmaceutical Group	28,500	[b]	26,369
China Shenhua Energy, Cl. H	31,500		64,078
China Telecom, Cl. H	223,000		95,052
China Tower, Cl. H	106,000	[b]	23,402
China Vanke, Cl. H	20,400		74,587
Chongqing Changan Automobile, Cl. B	2,400		989
CIFI Holdings Group	14,000		9,380
CNOOC	159,500		239,374
Cosco Shipping Holdings, Cl. H	26,500	[a]	9,943
Country Garden Holdings	67,100		93,509
Country Garden Services Holdings	2,885		9,812
CRRC, Cl. H	9,600		6,432
CSPC Pharmaceutical Group	5,500		14,143
Datang International Power Generation, Cl. H	82,000		16,220
Dongfeng Motor Group, Cl. H	25,500		25,643
ENN Energy Holdings	5,700		65,322
Fosun International	3,400		4,460
Fuyao Glass Industry Group, Cl. H	400	[b]	1,133
GF Securities, Cl. H	1,100		1,150
Gome Retail Holdings	67,200	[d]	6,089
Great Wall Motor, Cl. H	15,500		12,620
Guangzhou Automobile Group, Cl. H	12,880		12,903
Guangzhou R&F Properties, Cl. H	22,900		35,595
Haitian International Holdings	1,800		4,259
Haitong Securities, Cl. H	20,000		20,495
Hengan International Group	7,000		48,954
Huadian Power International, Cl. H	30,000		11,256
Huaneng Power International, Cl. H	88,700		42,222
Huaneng Renewables, Cl. H	20,100		7,695

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
China - 18.0% (continued)
Industrial & Commercial Bank of China, Cl. H	111,700		80,397
Inner Mongolia Yitai Coal, Cl. B	35,600		31,079
JD.com, ADR	3,500	[a]	109,025
Jiangsu Expressway, Cl. H	6,700		8,909
Jiangxi Copper, Cl. H	41,400		48,554
Kingsoft	600	[a,d]	1,386
Legend Holdings, Cl. H	13,000	[b]	28,668
Lenovo Group	251,000		175,535
Longfor Group Holdings	14,200	[b]	59,076
Metallurgical Corporation of China, Cl. H	76,000		16,100
NetEase, ADR	400		114,344
New China Life Insurance, Cl. H	4,600		17,934
New Oriental Education & Technology Group, ADR	100	[a]	12,206
PetroChina, Cl. H	215,000		105,635
Ping An Insurance Group Company of China, Cl. H	21,400		247,839
Semiconductor Manufacturing International	4,510	[a]	5,750
Shanghai Electric Group, Cl. H	12,200		3,737
Shanghai Fosun Pharmaceutical Group, Cl. H	500		1,417
Shanghai Lujiazui Finance & Trade Zone Development, Cl. B	2,256		2,486
Shanghai Pharmaceuticals Holding, Cl. H	5,700		10,315
Shenzhou International Group Holdings	1,600		22,175
Shui On Land	116,500		23,490
SINA	50	[a]	1,980
Sino-Ocean Group Holding	34,500		12,724
Sinopec Engineering Group, Cl. H	21,900		12,549
Sinopec Shanghai Petrochemical, Cl. H	30,900		8,597
Sinopharm Group, Cl. H	18,000		64,664
Sinotrans, Cl. H	14,900		4,392
SOHO China	20,000		6,840
Sunac China Holdings	8,600		39,181
Sunny Optical Technology Group	1,000		16,182
Tencent Holdings	5,700		233,355
Tingyi Cayman Islands Holding	14,000		18,653
TravelSky Technology, Cl. H	1,800		4,112
Vipshop Holdings, ADR	4,900	[a]	56,546
Want Want China Holdings	55,200		46,634
Weichai Power, Cl. H	27,400		43,289
Yanzhou Coal Mining, Cl. H	33,000		33,565

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
China - 18.0% (continued)
Yum China Holdings	2,100		89,250
Zhejiang Expressway, Cl. H	7,700		6,318
Zhongsheng Group Holdings	4,000		13,298
Zhuzhou CRRC Times Electric, Cl. H	600		2,232
Zijin Mining Group, Cl. H	42,200		14,595
ZTE, Cl. H	3,200		8,984
			4,933,204
Colombia - .4%
Cementos Argos	669		1,510
Corporacion Financiera Colombiana	174		1,498
Ecopetrol	81,792		73,564
Grupo Argos	1,015		5,495
Grupo de Inversiones Suramericana	575		5,818
Interconexion Electrica	2,689		15,513
			103,398
Czech Republic - .3%
CEZ	973		22,196
Komercni Banka	348		11,763
Moneta Money Bank	11,318	[b]	37,614
			71,573
Egypt - .1%
Commercial International Bank Egypt	7,779		39,040
Talaat Moustafa Group	1,540		949
			39,989
Greece - .4%
Eurobank Ergasias	2,148	[a]	2,175
FF Group	119	[a,c]	0
Hellenic Telecommunications Organization	2,178		33,036
JUMBO	387		7,553
Motor Oil Hellas Corinth Refineries	1,027		25,359
OPAP	3,418		37,168
			105,291
Hong Kong - 3.9%
Beijing Enterprises Holdings	5,800		27,350
Beijing Enterprises Water Group	8,600		4,500
Brilliance China Automotive Holdings	1,200		1,329
China Agri-Industries Holdings	29,000		9,585
China Everbright	2,400		3,565
China Everbright International	2,400		1,816
China Gas Holdings	4,300		18,356
China Jinmao Holdings Group	34,000		22,693
China Mengniu Dairy	7,800		31,206

Description	Shares	Value ($)
Common Stocks - 86.1% (continued)
Hong Kong - 3.9% (continued)
China Mobile	31,100	253,215
China Overseas Land & Investment	16,000	50,638
China Power International Development	18,700	3,914
China Resources Beer Holdings	4,000	20,597
China Resources Cement Holdings	10,000	10,975
China Resources Gas Group	2,400	14,487
China Resources Land	11,000	46,957
China Resources Power Holdings	12,500	15,745
China State Construction International Holdings	1,900	1,751
China Taiping Insurance Holdings	21,900	49,468
China Unicom Hong Kong	51,000	50,571
CITIC	113,000	148,533
Far East Horizon	2,900	2,750
Geely Automobile Holdings	22,900	43,544
Guangdong Investment	15,300	33,193
Haier Electronics Group	4,900	14,007
Kingboard Holdings	11,000	29,409
Kunlun Energy	50,000	46,644
Lee & Man Paper Manufacturing	10,000	5,577
Nine Dragons Paper Holdings	9,700	8,442
Shanghai Industrial Holdings	3,800	7,080
Shanghai Industrial Urban Development Group	3,800	475
Shimao Property Holdings	17,900	60,192
Sino Biopharmaceutical	11,250	16,826
Sun Art Retail Group	10,400	10,631
Yuexiu Property	50,000	11,039
		1,077,060
Hungary - .4%
MOL Hungarian Oil & Gas	5,241	51,804
OTP Bank	1,174	54,076
Richter Gedeon	369	6,839
		112,719
Indonesia - 1.8%
Adaro Energy	322,500	30,097
Astra International	141,400	70,010
Bank Central Asia	15,700	35,176
Bank Danamon Indonesia	9,800	2,932
Bank Mandiri	84,000	42,039
Bank Negara Indonesia	19,400	10,607
Bank Rakyat Indonesia	207,900	62,354
Charoen Pokphand Indonesia	16,300	7,316

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Indonesia - 1.8% (continued)
Gudang Garam	3,200		12,789
Hanjaya Mandala Sampoerna	16,200		2,458
Indah Kiat Pulp & Paper	7,300		3,783
Indocement Tunggal Prakarsa	4,100		5,842
Indofood CBP Sukses Makmur	5,400		4,472
Indofood Sukses Makmur	61,600		33,791
Jasa Marga	7,700		2,990
Kalbe Farma	40,500		4,602
Matahari Department Store	3,300		856
Media Nusantara Citra	10,600		993
Pakuwon Jati	14,100		628
Perusahaan Gas Negara	283,500		42,615
Surya Citra Media	8,600		747
Telekomunikasi Indonesia	241,700		70,769
Tower Bersama Infrastructure	8,100		3,650
Unilever Indonesia	2,900		9,033
United Tractors	12,700		19,611
Waskita Karya	6,900		764
			480,924
Malaysia - .9%
AirAsia	11,000		5,028
Astro Malaysia Holdings	6,300		2,035
British American Tobacco Malaysia	600		2,702
CIMB Group Holdings	6,700		8,418
Dialog Group	2,300		1,916
Digi.Com	24,400		27,445
FGV Holdings	4,400	[a]	1,158
Genting	11,700		16,268
Genting Malaysia	4,800		3,687
HAP Seng Consolidated	600		1,433
IOI	12,300		12,864
IOI Properties Group	1,500		373
Kuala Lumpur Kepong	1,300		6,739
Malayan Banking	14,800		30,461
Malaysia Airports Holdings	900		1,706
Maxis	11,800		15,221
Petronas Chemicals Group	12,400		22,168
Petronas Dagangan	800		4,511
Petronas Gas	3,800		15,133
Public Bank	6,800		33,036
Sime Darby	33,900		18,416
Sime Darby Plantation	4,900		5,758
Sime Darby Property	4,900		850

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Malaysia - .9% (continued)
Westports Holdings	2,000		2,049
YTL	17,442		3,632
			243,007
Mexico - 4.2%
ALEATICA	4,000		4,159
Alfa, Cl. A	108,700		94,593
America Movil, Ser. L	415,700		329,120
Arca Continental	800		4,472
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand	22,000		29,598
Cemex	187,648		70,527
Coca-Cola Femsa	5,300		29,161
El Puerto de Liverpool	240		1,223
Fibra Uno Administracion	1,900		2,888
Fomento Economico Mexicano	12,000		106,666
Gentera	3,800		3,753
Gruma, Cl. B	930		9,731
Grupo Aeroportuario del Pacifico, Cl. B	3,100		32,493
Grupo Aeroportuario del Sureste, Cl. B	430		7,041
Grupo Bimbo	4,900		9,145
Grupo Carso, Ser. A1	900		3,004
Grupo Financiero Banorte, Cl. O	12,100		66,160
Grupo Lala	1,100		1,082
Grupo Mexico, Ser. B	43,100		113,797
Grupo Televisa	25,800		57,014
Industrias Penoles	755		8,992
Infraestructura Energetica Nova	500	[a]	2,209
Kimberly-Clark de Mexico, Cl. A	6,500		13,060
Orbia Advance	9,947		21,532
Promotora y Operadora de Infraestructura	345		3,189
Wal-Mart de Mexico	44,000		131,864
			1,156,473
Netherlands - .0%
Prosus	59	[a]	4,069
Peru - .2%
Credicorp	150		32,106
Southern Copper	400		14,232
			46,338
Philippines - .5%
Aboitiz Power	3,200		2,519
Altus San Nicolas	27	[a,e]	3
Ayala	570		9,660

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Philippines - .5% (continued)
Ayala Land	6,500		6,219
Bank of the Philippine Islands	510		975
BDO Unibank	1,100		3,358
Energy Development	32,900	[a,e]	4,700
Globe Telecom	320		11,502
GT Capital Holdings	189		3,330
International Container Terminal Services	960		2,246
JG Summit Holdings	5,070		7,618
Jollibee Foods	540		2,469
Manila Electric	2,570		17,138
Megaworld	13,400		1,275
Metro Pacific Investments	21,100		1,996
PLDT	1,795		38,910
Robinsons Land	1,400		702
SM Investments	655		13,295
SM Prime Holdings	5,500		4,227
Universal Robina	950		2,827
			134,969
Poland - 1.2%
Bank Millennium	1,480	[a]	2,380
Bank Pekao	1,714		48,361
CCC	22		643
Eurocash	444		2,547
Grupa Lotos	581		14,507
Jastrzebska Spolka Weglowa	257		1,302
KGHM Polska Miedz	1,138	[a]	24,913
mBank	24	[a]	2,398
Orange Polska	11,636		19,035
PGE Polska Grupa Energetyczna	6,722	[a]	14,409
Polski Koncern Naftowy ORLEN	2,091		57,137
Polskie Gornictwo Naftowe i Gazownictwo	10,116		12,455
Powszechna Kasa Oszczednosci Bank Polski	4,850		48,390
Powszechny Zaklad Ubezpieczen	7,419		71,750
Santander Bank Polska	71		5,820
			326,047
Qatar - .4%
Barwa Real Estate	2,300		2,160
Ezdan Holding Group	10,100	[a]	1,742
Industries Qatar	11,290		32,589
Masraf Al Rayan	22,790		23,472
Ooredoo	10,480		21,012

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Qatar - .4% (continued)
Qatar Electricity & Water	930		4,036
Qatar Fuel	3,850		23,369
Qatar Insurance	1,060		894
			109,274
Romania - .0%
NEPI Rockcastle	55		479
Russia - 9.1%
Alrosa	49,050		56,996
Gazprom	158,190		641,419
Inter RAO UES	833,200		56,134
LUKOIL	6,603		609,559
Magnit, GDR	5,517		62,673
Magnitogorsk Iron & Steel Works	48,300		27,516
MMC Norilsk Nickel	1,186		330,854
Mobile TeleSystems	6,000		26,668
Mobile Telesystems, ADR	7,200		64,440
Moscow Exchange MICEX-RTS	3,260		4,831
Novatek, GDR	171		36,252
Novolipetsk Steel	24,620		48,009
PhosAgro, GDR	2,656		33,412
Polyus	188		21,898
Rostelecom	3,380		4,138
RusHydro	538,400		4,281
Sberbank of Russia	27,200		99,638
Severstal	5,490		75,532
Sistema, GDR	2,772		12,513
Surgutneftegas	101,600		68,132
Tatneft	15,850		184,942
X5 Retail Group, GDR	1,030		34,487
			2,504,324
South Africa - 4.7%
Absa Group	4,685		48,020
Anglo American Platinum	97		7,239
AngloGold Ashanti	3,241		70,864
Aspen Pharmacare Holdings	686	[a]	4,790
Bid	1,733		40,429
Capitec Bank Holdings	40		3,635
Clicks Group	1,176		19,128
Exxaro Resources	3,474		28,350
FirstRand	13,687		59,148
Gold Fields	6,515		40,072
Growthpoint Properties	2,134		3,123
Hyprop Investments	633		2,472

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
South Africa - 4.7% (continued)
Investec	1,094		6,221
Kumba Iron Ore	750		18,264
Liberty Holdings	442		3,404
Life Healthcare Group Holdings	3,147		4,969
Massmart Holdings	900		2,555
Mr Price Group	1,280		13,537
MTN Group	34,408		213,113
MultiChoice Group	9,853	[a]	82,180
Naspers, Cl. N	59		8,378
Nedbank Group	3,572		54,176
Netcare	14,932		16,908
Old Mutual	38,565		50,151
Pick n Pay Stores	7,911		34,606
Pioneer Foods Group	322		2,295
PSG Group	50		781
Rand Merchant Investment Holdings	1,549	[d]	3,061
Redefine Properties	5,501		2,745
Remgro	628		7,201
Resilient Reit	82		365
RMB Holdings	995		5,233
Sanlam	10,485		55,213
Sappi	4,026		10,338
Shoprite Holdings	1,598		14,320
Standard Bank Group	11,369		130,517
Steinhoff International Holdings	7,351	[a,d]	477
Telkom	4,108		18,797
The Bidvest Group	2,261		30,833
The Foschini Group	968		11,147
The SPAR Group	4,353		58,488
Tiger Brands	464		6,590
Truworths International	1,558		5,523
Tsogo Sun Gaming	2,137		1,758
Vodacom Group	5,658		49,370
Woolworths Holdings	8,675		33,005
			1,283,789
South Korea - 15.7%
Amorepacific	82		5,963
Amorepacific	29		4,786
BGF	38		188
BGF Retail	20		3,060
BNK Financial Group	1,120		6,690
Cheil Worldwide	552		11,743
CJ	676		47,877

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
South Korea - 15.7% (continued)
CJ CheilJedang	192		37,709
CJ ENM	15		2,127
CJ Logistics	12	[a]	1,624
Daelim Industrial	423		33,085
Daewoo Engineering & Construction	529	[a]	1,980
DB Insurance	403		17,492
DGB Financial Group	436		2,634
Dongsuh	40		602
Doosan Bobcat	1,068		28,916
E-MART	107		10,254
GS Engineering & Construction	571		15,165
GS Holdings	774		33,030
GS Retail	112		3,682
Hana Financial Group	2,186		63,319
Hankook Tire & Technology	367		9,794
Hanmi Pharm	2		573
Hanmi Science	1		37
Hanon Systems	469		4,676
Hanssem	10		545
Hanwha	2,743		55,994
Hanwha Chemical	770		10,821
Hanwha Life Insurance	1,531		2,935
HDC Holdings	176		1,793
HDC Hyundai Development Co-Engineering & Construction	245		6,517
Hotel Shilla	360		23,980
Hyosung Advanced Materials	27	[a]	2,541
Hyosung Chemical	19		2,703
Hyosung Heavy Industries	56	[a]	1,362
Hyosung TNC	26		3,587
Hyundai Construction Equipment	36		863
Hyundai Department Store	36		2,287
Hyundai Electric & Energy System	36	[a]	331
Hyundai Engineering & Construction	885		32,671
Hyundai Glovis	384		49,838
Hyundai Heavy Industries Holdings	130		38,158
Hyundai Marine & Fire Insurance	1,236		26,825
Hyundai Mobis	728		148,923
Hyundai Motor	2,300		241,179
Hyundai Steel	1,058		28,918
Industrial Bank of Korea	1,905		19,321
Kangwon Land	267		7,195
KB Financial Group	2,030		73,195

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
South Korea - 15.7% (continued)
KCC	39		7,576
Kia Motors	4,428		161,942
Korea Aerospace Industries	660		21,557
Korea Gas	742		25,064
Korea Investment Holdings	260		15,152
Korea Shipbuilding & Offshore Engineering	373	[a]	39,113
Korea Zinc	96		35,852
Korean Air Lines	1,256		26,881
KT	699		15,921
KT&G	765		65,753
Kumho Petrochemical	191		11,492
LG Display	3,832		44,958
LG Electronics	2,667		153,356
LG Household & Health Care	38		41,186
LG Innotek	122		12,688
LG Uplus	1,474		17,040
Lotte	22		690
Lotte Confectionery	3		362
Lotte Shopping	314		33,601
Meritz Securities	4,108		15,924
Mirae Asset Daewoo	2,297		14,116
NCSoft	24		10,644
NH Investment & Securities	1,273		13,239
OCI	117		6,325
Orange Life Insurance	343	[b]	8,255
Ottogi	3		1,457
POSCO	1,331		241,958
Posco International	1,192		18,698
S-1	48		3,866
Samsung C&T	707		60,768
Samsung Card	66		1,903
Samsung Electro-Mechanics	238		23,116
Samsung Electronics	26,156		1,133,063
Samsung Engineering	1,626	[a]	24,877
Samsung Fire & Marine Insurance	357		66,432
Samsung Life Insurance	635		38,533
Samsung SDI	101		19,749
Samsung SDS	85		14,721
Samsung Securities	343		9,906
Shinhan Financial Group	3,288		120,108
Shinsegae	108		21,907
SK Holdings	833		185,079

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
South Korea - 15.7% (continued)
SK Hynix	3,351		236,179
SK Telecom	145		29,537
Woongjin Coway	596		47,026
Woori Financial Group	5,920		59,788
Yuhan	15		2,894
			4,289,740
Taiwan - 12.2%
Acer	45,000		26,314
Advantech	1,099		10,885
ASE Technology Holding	20,000		52,233
Asia Cement	16,000		22,628
AU Optronics	118,000		30,236
Catcher Technology	2,000		16,951
Chailease Holding	6,262		28,286
Chang Hwa Commercial Bank	8,677		6,770
Cheng Shin Rubber Industry	5,000		7,860
Chicony Electronics	13,055		40,614
China Airlines	15,000		4,464
China Development Financial Holding	69,000		21,534
China Life Insurance	23,652	[a]	19,502
China Steel	112,000		86,280
Compal Electronics	187,000		111,805
Delta Electronics	14,000		61,628
E.Sun Financial Holding	8,639		7,819
Eclat Textile	1,000		13,452
EVA Airways	12,251		5,735
Evergreen Marine	6,300	[a]	2,587
Far Eastern New Century	56,000		54,454
Far EasTone Telecommunications	9,000		21,583
Feng Tay Enterprise	1,232		8,337
First Financial Holding	11,225		8,242
Formosa Chemicals & Fibre	18,000		52,391
Formosa Petrochemical	10,000		31,833
Formosa Plastics	19,000		61,044
Formosa Taffeta	3,000		3,415
Foxconn Technology	3,060		6,554
Giant Manufacturing	1,000		7,424
Highwealth Construction	6,100		9,368
Hon Hai Precision Industry	247,804		656,133
Hotai Motor	2,000		35,348
Hua Nan Financial Holdings	9,990		7,187
Innolux	166,000		36,919
Inventec	53,000		38,478

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 86.1% (continued)
Taiwan - 12.2% (continued)
Lite-On Technology	31,000	51,123
MediaTek	10,000	134,032
Mega Financial Holding	27,000	26,521
Micro-Star International	5,000	14,783
Nan Ya Plastics	25,000	59,132
Nanya Technology	1,000	2,300
Novatek Microelectronics	7,000	45,072
Pegatron	41,000	79,871
Phison Electronics	1,000	9,116
Pou Chen	26,000	34,806
Powertech Technology	11,000	34,691
President Chain Store	4,000	39,947
Quanta Computer	50,000	96,089
Realtek Semiconductor	2,000	14,882
Ruentex Industries	600	1,443
Shin Kong Financial Holding	63,907	20,196
SinoPac Financial Holdings	42,000	17,247
Standard Foods	1,154	2,328
Synnex Technology International	39,600	47,288
Taishin Financial Holding	19,557	9,091
Taiwan Business Bank	6,076	2,565
Taiwan Cement	33,815	44,934
Taiwan Cooperative Financial Holding	6,861	4,722
Taiwan Mobile	15,000	55,929
Taiwan Semiconductor Manufacturing	36,760	360,469
The Shanghai Commercial & Savings Bank	22,000	37,943
Transcend Information	1,000	2,171
Uni-President Enterprises	48,360	119,468
United Microelectronics	116,000	53,350
Vanguard International Semiconductor	4,000	8,568
Wistron	165,020	151,519
WPG Holdings	46,880	59,446
Yageo	2,000	20,630
Yuanta Financial Holding	48,000	30,039
Zhen Ding Technology Holding	6,000	28,580
		3,336,584
Thailand - 3.3%
Advanced Info Service	12,800	97,076
Airports of Thailand	5,000	12,957
Bangkok Dusit Medical Services, Cl. F	27,200	21,619
Bangkok Expressway & Metro	3,700	1,323
Banpu	40,800	15,674

Description	Shares		Value ($)
Common Stocks - 86.1% (continued)
Thailand - 3.3% (continued)
BEC World	4,000	[a]	881
Berli Jucker	1,200		1,937
BTS Group Holdings	42,900		19,038
Bumrungrad Hospital	400		1,596
Central Pattana	1,100		2,332
Charoen Pokphand Foods	46,000		38,467
CP ALL	25,200		65,097
Delta Electronics Thailand	1,100		1,603
Electricity Generating	300		3,448
Glow Energy	6,900		20,566
Home Product Center	7,400		4,215
Indorama Ventures	48,100		44,603
Intouch Holdings	18,800		41,093
IRPC	100,600		11,328
Kasikornbank	3,500		16,112
KCE Electronics	800		389
Krung Thai Bank	6,900		3,793
Minor International	2,100		2,504
PTT	120,969		181,283
PTT Exploration & Production	19,200		76,622
PTT Global Chemical	48,300		81,580
Robinson	1,000		2,161
Thai Oil	41,500		94,146
Thai Union Group	39,200		18,954
The Siam Commercial Bank	3,600		13,353
TMB Bank	23,200		1,106
True	9,900		1,639
			898,495
Turkey - 1.2%
Akbank	16,289	[a]	19,687
Arcelik	1,727	[a]	5,353
BIM Birlesik Magazalar	2,878		23,820
Cola-Cola Icecek	276		1,508
Emlak Konut Gayrimenkul Yatirim Ortakligi	3,413		722
Enka Insaat ve Sanayi	1		1
Eregli Demir ve Celik Fabrikalari	17,938		20,519
Ford Otomotiv Sanayi	325		3,667
Haci Omer Sabanci Holding	29,872		43,210
KOC Holding	19,370		63,457
Petkim Petrokimya Holding	4,031	[a]	2,425
TAV Havalimanlari Holding	1,077		4,913
Tofas Turk Otomobil Fabrikasi	834		3,265

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 86.1% (continued)
Turkey - 1.2% (continued)
Tupras Turkiye Petrol Rafinerileri		1,514		32,969
Turk Hava Yollari		13,366	[a]	27,212
Turk Telekomunikasyon		2,544		2,585
Turkcell Iletisim Hizmetleri		13,571		29,837
Turkiye Garanti Bankasi		14,511	[a]	23,351
Turkiye Halk Bankasi		2,736	[a]	2,508
Turkiye Is Bankasi, Cl. C		27,468	[a]	27,866
Ulker Biskuvi Sanayi		335		1,078
Yapi ve Kredi Bankasi		3,046	[a]	1,215
				341,168
United Arab Emirates - .9%
Abu Dhabi Commercial Bank		16,038		34,061
Aldar Properties		42,342		27,092
DP World		537		7,137
Dubai Islamic Bank		1,543		2,222
Emaar Development		6,479		7,145
Emaar Malls		8,075		4,287
Emaar Properties		49,096		57,080
Emirates Telecommunications Group		21,536		97,103
First Abu Dhabi Bank		4,921		20,393
				256,520
Total Common Stocks (cost $21,438,619)				23,598,045

Exchange-Traded Funds - 7.1%
United States - 7.1%
iShares India 50 ETF		5,300		199,227
iShares MSCI India ETF		38,391		1,330,248
KraneShares Bosera MSCI China A ETF		13,900	[d]	428,954
Total Exchange-Traded Funds (cost $1,760,679)				1,958,429
	Preferred Dividend Yield (%)
Preferred Stocks - 2.7%
Brazil - 1.7%
Banco Bradesco	6.14	17,000		149,505
Braskem, Cl. A	2.79	4,400		30,346
Centrais Eletricas Brasileiras, Cl. B	3.79	1,100		11,237
Cia Brasileira de Distribuicao	1.49	2,700		55,771
Cia Energetica de Minas Gerais	4.60	11,800		40,044
Gerdau	1.83	10,400		34,827
Itau Unibanco Holding	4.86	4,100		37,069
Itausa - Investimentos Itau	5.32	15,760		53,837

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 2.7% (continued)
Brazil - 1.7% (continued)
Telefonica Brasil	6.77	3,800		50,285
				462,921
Chile - .1%
Embotelladora Andina, Cl. B	4.99	705		2,034
Sociedad Quimica y Minera de Chile, Cl. B	4.68	711		18,887
				20,921
Colombia - .2%
Bancolombia	2.43	1,851		24,162
Grupo Aval Acciones y Valores	4.00	55,097		22,577
Grupo de Inversiones Suramericana	1.90	254		2,328
				49,067
Russia - .2%
Surgutneftegas	19.99	47,000		27,618
Transneft	6.08	10		25,966
				53,584
South Korea - .5%
Amorepacific	1.31	26		2,152
CJ	0.00	71	[a]	3,716
Hyundai Motor	4.96	235		16,017
LG Chem	3.46	19		2,809
LG Household & Health Care	1.24	9		5,717
Samsung Electronics	3.35	3,556		125,466
				155,877
Total Preferred Stocks (cost $647,868)				742,370
		Number of Rights
Rights - .0%
Hong Kong - .0%
Legend Holdings		362	[e]	5
Thailand - .0%
TMB Bank		16,061		5
Total Rights (cost $0)				10
	Maturity Date	Number of Warrants
Warrants - .0%
Thailand - .0%
Minor International (cost $0)	12/31/21	105		11

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,251)	1.79	21,251	[f]	21,251
Total Investments (cost $23,868,417)		96.0%		26,320,116
Cash and Receivables (Net)		4.0%		1,086,084
Net Assets		100.0%		27,406,200

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

MICEX—Moscow Interbank Currency Exchange

REIT—Real Estate Investment Trust

RTS—Russian Trading System

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, these securities were valued at $234,711 or .86% of net assets.

c The fund held Level 3 securities at October 31, 2019, these securities were valued at $0 or .0% of net assets.

d Security, or portion thereof, on loan. At October 31, 2019, the value of the fund’s securities on loan was $21,573 and the value of the collateral was $22,716, consisting of cash collateral of $21,251 and U.S. Government & Agency securities valued at $1,465.

e The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At October 31, 2019, the value of this security amounted to $4,708 or .02% of net assets.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Technology Hardware & Equipment	11.7
Energy	11.6
Banks	11.4
Materials	9.3
Investment Companies	7.2
Telecommunication Services	6.8
Capital Goods	5.2
Insurance	3.9
Food, Beverage & Tobacco	3.7
Semiconductors & Semiconductor Equipment	3.5
Utilities	3.3
Automobiles & Components	2.9
Real Estate	2.9
Food & Staples Retailing	2.4
Retailing	2.3
Media & Entertainment	1.9
Diversified Financials	1.4
Consumer Durables & Apparel	1.3
Transportation	1.2
Consumer Services	.6
Household & Personal Products	.5
Health Care Equipment & Services	.4
Pharmaceuticals Biotechnology & Life Sciences	.3
Software & Services	.2
Commercial & Professional Services	.1
96.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Company	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 10/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	100,253	19,387,852	19,488,105	-	-	15,174
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,982,070	2,960,819	21,251.1		-
Total	100,253	22,369,922	22,448,924	21,251.1		15,174

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC
United States Dollar	4,671	Hungarian Forint	1,377,897	11/5/19	(7)
United States Dollar	11,460	Polish Zloty	43,726	11/5/19	15
United States Dollar	7,267	Emirati Dirham	26,689	11/4/19	-
United States Dollar	49,625	South African Rand	744,769	11/4/19	367
United States Dollar	263,007	Hong Kong Dollar	2,061,234	11/4/19	(33)
J.P. Morgan Securities
United States Dollar	69,378	Mexican Peso	1,325,422	11/1/19	489
United States Dollar	69,626	Brazilian Real	280,611	11/1/19	(339)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	15,346	Indonesian Rupiah	215,233,982	11/4/19	20
United States Dollar	48,629	Thai Baht	1,467,627	11/4/19	23
Gross Unrealized Appreciation					914
Gross Unrealized Depreciation					(379)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,573)—Note 1(c):
Unaffiliated issuers	23,847,166	26,298,865
Affiliated issuers	21,251	21,251
Cash denominated in foreign currency	78,881	78,735
Receivable for investment securities sold		1,172,702
Dividends, interest and securities lending income receivable		27,203
Tax reclaim receivable		4,580
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		914
Prepaid expenses		37,364
		27,641,614
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		34,451
Cash overdraft due to Custodian		24,657
Payable for shares of Beneficial Interest redeemed		70,751
Liability for securities on loan—Note 1(c)		21,251
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		379
Trustees fees and expenses payable		183
Other accrued expenses		83,742
		235,414
Net Assets ($)		27,406,200
Composition of Net Assets ($):
Paid-in capital		26,356,012
Total distributable earnings (loss)		1,050,188
Net Assets ($)		27,406,200

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	7,028,520	50,644	2,141,747	18,185,289
Shares Outstanding	546,798	3,963	165,576	1,409,657
Net Asset Value Per Share ($)	12.85	12.78	12.94	12.90

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $145,889 foreign taxes withheld at source):
Unaffiliated issuers	993,154
Affiliated issuers	15,174
Income from securities lending—Note 1(c)	915
Total Income	1,009,243
Expenses:
Management fee—Note 3(a)	167,218
Custodian fees—Note 3(c)	107,107
Professional fees	106,012
Registration fees	63,067
Shareholder servicing costs—Note 3(c)	32,320
Prospectus and shareholders’ reports	11,104
Trustees’ fees and expenses—Note 3(d)	2,140
Loan commitment fees—Note 2	706
Distribution fees—Note 3(b)	356
Miscellaneous	24,892
Total Expenses	514,922
Less—reduction in expenses due to undertaking—Note 3(a)	(284,000)
Net Expenses	230,922
Investment Income—Net	778,321
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(435,933)
Net realized gain (loss) on forward foreign currency exchange contracts	(10,058)
Capital gain distributions on unaffiliated issuers	2,255
Net Realized Gain (Loss)	(443,736)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	960,607
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	535
Net Change in Unrealized Appreciation (Depreciation)	961,142
Net Realized and Unrealized Gain (Loss) on Investments	517,406
Net Increase in Net Assets Resulting from Operations	1,295,727

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2019	2018
Operations ($):
Investment income—net	778,321	464,199
Net realized gain (loss) on investments	(443,736)	229,180
Net change in unrealized appreciation (depreciation) on investments	961,142	(2,679,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,295,727	(1,986,416)
Distributions ($):
Distributions to shareholders:
Class A	(91,992)	(4,923)
Class C	(790)	(332)
Class I	(5,750)	(11,676)
Class Y	(402,840)	(374,029)
Total Distributions	(501,372)	(390,960)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,723,973	678,584
Class C	20,601	-
Class I	2,337,121	74,186
Class Y	2,216,179	2,656,121
Distributions reinvested:
Class A	91,028	4,356
Class C	319	-
Class I	5,094	11,058
Class Y	402,840	374,029
Cost of shares redeemed:
Class A	(5,457,790)	(216,608)
Class I	(312,272)	(607,031)
Class Y	(3,244,695)	(1,255,127)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	7,782,398	1,719,568
Total Increase (Decrease) in Net Assets	8,576,753	(657,808)
Net Assets ($):
Beginning of Period	18,829,447	19,487,255
End of Period	27,406,200	18,829,447

	Year Ended October 31,
	2019	2018
Capital Share Transactions (Shares):
Class A
Shares sold	926,667	48,609
Shares issued for distributions reinvested	7,630	316
Shares redeemed	(441,069)	(15,843)
Net Increase (Decrease) in Shares Outstanding	493,228	33,082
Class C
Shares sold	1,691	-
Shares issued for distributions reinvested	27	-
Net Increase (Decrease) in Shares Outstanding	1,718	-
Class I
Shares sold	183,478	5,590
Shares issued for distributions reinvested	425	805
Shares redeemed	(24,486)	(42,544)
Net Increase (Decrease) in Shares Outstanding	159,417	(36,149)
Class Y
Shares sold	175,166	190,825
Shares issued for distributions reinvested	33,711	27,202
Shares redeemed	(260,551)	(94,342)
Net Increase (Decrease) in Shares Outstanding	(51,674)	123,685

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.34	13.88	11.37	10.25	11.99
Investment Operations:
Investment income—net[a]	.37	.29	.20	.09	.23
Net realized and unrealized gain (loss) on investments	.43	(1.58)	2.53	1.11	(1.92)
Total from Investment Operations	.80	(1.29)	2.73	1.20	(1.69)
Distributions:
Dividends from investment income—net	(.29)	(.25)	(.22)	(.08)	(.05)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.29)	(.25)	(.22)	(.08)	(.05)
Net asset value, end of period	12.85	12.34	13.88	11.37	10.25
Total Return (%)[c]	6.62	(9.46)	24.63	11.80	(14.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.03	2.88	4.21	4.70	4.50
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets	2.82	2.05	1.90	.91	2.04
Portfolio Turnover Rate	78.68	35.64	47.92	80.13	32.52
Net Assets, end of period ($ x 1,000)	7,029	661	284	592	105

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.29	13.82	11.30	10.17	11.98
Investment Operations:
Investment income—net[a]	.24	.17	.15	.07	.13
Net realized and unrealized gain (loss) on investments	.46	(1.55)	2.46	1.06	(1.90)
Total from Investment Operations	.70	(1.38)	2.61	1.13	(1.77)
Distributions:
Dividends from investment income—net	(.21)	(.15)	(.09)	-	(.04)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.21)	(.15)	(.09)	-	(.04)
Net asset value, end of period	12.78	12.29	13.82	11.30	10.17
Total Return (%)[c]	5.82	(10.12)	23.35	11.11	(14.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.19	3.69	4.24	4.92	5.12
Ratio of net expenses to average net assets	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets	1.85	1.27	1.25	.72	1.18
Portfolio Turnover Rate	78.68	35.64	47.92	80.13	32.52
Net Assets, end of period ($ x 1,000)	51	28	31	25	81

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.39	13.89	11.40	10.27	12.00
Investment Operations:
Investment income—net[a]	.42	.21	.47	.07	.25
Net realized and unrealized gain (loss) on investments	.42	(1.43)	2.25	1.16	(1.92)
Total from Investment Operations	.84	(1.22)	2.72	1.23	(1.67)
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.23)	(.10)	(.06)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.29)	(.28)	(.23)	(.10)	(.06)
Net asset value, end of period	12.94	12.39	13.89	11.40	10.27
Total Return (%)	6.99	(9.01)	24.50	12.19	(13.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	2.60	2.99	2.71	4.08
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	3.30	1.84	3.37	.91	2.19
Portfolio Turnover Rate	78.68	35.64	47.92	80.13	32.52
Net Assets, end of period ($ x 1,000)	2,142	76	587	26	6,328

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.36	13.89	11.40	10.27	12.00
Investment Operations:
Investment income—net[a]	.35	.31	.29	.23	.09
Net realized and unrealized gain (loss) on investments	.48	(1.56)	2.43	1.00	(1.76)
Total from Investment Operations	.83	(1.25)	2.72	1.23	(1.67)
Distributions:
Dividends from investment income—net	(.29)	(.28)	(.23)	(.10)	(.06)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.29)	(.28)	(.23)	(.10)	(.06)
Net asset value, end of period	12.90	12.36	13.89	11.40	10.27
Total Return (%)	6.93	(9.23)	24.49	12.19	(13.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	2.51	3.11	4.65	2.09
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income to average net assets	2.75	2.28	2.33	2.28	.98
Portfolio Turnover Rate	78.68	35.64	47.92	80.13	32.52
Net Assets, end of period ($ x 1,000)	18,185	18,064	18,584	12,378	15,390

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Beta Emerging Markets Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser that serves as the fund’s sub-investment adviser, was renamed Mellon Investments Corporation (the “Sub-Adviser”).

Effective June 3, 2019, the fund changed its name from Dreyfus Strategic Beta Emerging Markets Equity Fund to BNY Mellon Strategic Beta Emerging Markets Equity Fund and the Company changed its name from Dreyfus Opportunity Funds to BNY Mellon Opportunity Funds. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,245 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	22,812,399	785,646††	0	23,598,045
Equity Securities - Preferred Stocks	742,370	-	-	742,370
Exchange-Traded Funds	1,958,429	-	-	1,958,429
Investment Companies	21,251	-	-	21,251
Rights	-	10††	-	10
Warrants	-	11††	-	11
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	914	-	914

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(379)	-	(379)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities .

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Foreign ($)
Balance as of 10/31/2018	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2019†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2019	-

† Securities deemed as Level 3 have been determined to be worthless by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2019, The Bank of New York Mellon earned $178 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2019, BNY Mellon Diversified Emerging Markets Fund, an affiliate of the fund, held 1,359,141 Class Y shares representing approximately 64.0% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less

NOTES TO FINANCIAL STATEMENTS (continued)

liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $691,588, accumulated capital losses $1,976,750 and unrealized appreciation $2,335,350.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $1,321,840 of short-term capital losses and $654,910 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2019 and October 31, 2018 were as follows: ordinary income $501,372 and $390,960, respectively.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended October 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this

NOTES TO FINANCIAL STATEMENTS (continued)

expense limitation of any time. The reduction in expenses, pursuant to the undertaking, amounted to $284,000 during the period ended October 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2019, the Distributor retained $8 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2019, Class C shares were charged $356 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2019, Class A and Class C shares were charged $20,718 and $119, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2019, the fund was charged $1,052 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2019, the fund was charged $107,107 pursuant to the custody agreement.

During the period ended October 31, 2019, the fund was charged $11,610 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $14,135, Distribution Plan fees of $32, Shareholder Services Plan fees of $1,631, custodian fees of $45,409, Chief Compliance Officer fees of $4,504 and transfer agency fees of $206, which are offset against an expense reimbursement currently in effect in the amount of $31,466.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2019, redemption fees charged and retained by the fund amounted to $4,908.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2019, amounted to $28,142,509 and $20,991,027, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	914	(379)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	914	(379)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	914	(379)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
HSBC	382		(40)	-	342
J.P. Morgan Securities	489		(339)	-	150
Merrill Lynch, Pierce, Fenner & Smith	43		-	-	43
Total	914		(379)	-	535

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
HSBC	(40)		40	-	-
J.P. Morgan Securities	(339)		339	-	-
Total	(379)		379	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2019:

Average Market Value ($)
Forward contracts	189,871

At October 31, 2019, the cost of investments for federal income tax purposes was $23,986,019; accordingly, accumulated net unrealized appreciation on investment inclusive of derivative contracts was $2,334,632 consisting of $4,182,542 gross unrealized appreciation and $1,847,910 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Strategic Beta Emerging Markets Equity Fund (formerly, Dreyfus Strategic Beta Emerging Markets Equity Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Beta Emerging Markets Equity Fund (the “Fund”) (formerly, Dreyfus Strategic Beta Emerging Markets Equity Fund) (one of the funds constituting BNY Mellon Opportunity Funds), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Opportunity Funds) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2019:

- the total amount of taxes paid to foreign countries was $145,889.

- the total amount of income sourced from foreign countries was $1,105,028.

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020.

For the fiscal year ended October 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $435,003 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 23-24, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the two-year period when the fund’s total return performance was below the Performance Group and Performance Universe medians. The Board considered the proximity of the fund’s performance to the Performance Universe median for the two-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in three of the four calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group), the fund’s actual management fee (which was zero) was at the Expense Group median and below the Expense Universe median (lowest in the Expense Universe) and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, particularly considering that the fund has been in operation for four full years.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

J. Charles Cardona (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Isabel P. Dunst (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel, (2015-2018), Partner, (1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Roslyn M. Watson (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since November 2019; Managing Counsel of BNY Mellon from April 2014 to November 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since November 2019; Counsel of BNY Mellon from May 2016 to November 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Strategic Beta Emerging Markets Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DOFAX Class C: DOFCX Class I: DOFIX Class Y: DOFYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6342AR1019

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,467 in 2018 and $48,798 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,336 in 2018 and $9,143 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,838 in 2018 and $24,905 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2018 and $8 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $678,320 in 2018 and $616,767 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 20, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 20, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)